SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 5, 2004

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street	23230
Richmond, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(804) 359-9311

Item 5.	Other Events.

The press release issued by the Registrant on February 5, 2004, and attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

No.	Description

99.1	Press release dated February 5, 2004, announcing quarterly dividend.*

99.2	Press release dated February 9, 2004, announcing earnings for period ended December 31, 2003.*

Item 12.	Results of Operations and Financial Condition.

On February 9, 2004, Universal Corporation issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 12. No information contained in or incorporated into this Item 12 shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION (Registrant)

Date: February 9, 2004	By:	/s/ George C. Freeman, III

George C. Freeman, III General Counsel and Secretary

Exhibit Index

Exhibit Number	Document

99.1	Press release dated February 5, 2004, announcing quarterly dividend.*

99.2	Press release dated February 9, 2004, announcing earnings for period ended December 31, 2003.*

*Filed Herewith